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                                                                   EXHIBIT 10.15

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P & B PLUMBING & SEPTIC SERV, INC.
P.O. BOX 1389
DELAND, FL. 32721-1389

BORROWER'S NAME AND ADDRESS
"I" includes each borrower above, jointly and severally.

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                              FIRST COMMUNITY BANK
                           2240 SOUTH VOLUSIA AVENUE
                           ORANGE CITY, FLORIDA 32763
                                                                            note
                                                                             #36
                           LENDER'S NAME AND ADDRESS
               "You" means the lender, its successors and assigns

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Loan Number    12000184
            ---------------
Date           9-27-94
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Maturity Date  9-27-99
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Loan Amount $  35,612.25
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Renewal Of
            ---------------

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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ***THIRTY FIVE THOUSAND, SIX HUNDRED AND TWELVE & 25/100*** Dollars $35,612.25

|X| Single Advance: I will receive all of this principal sum on 9-27-94. No additional advances are contemplated under this note.

|_| Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On _______________________________ _____________ I will receive the amount of $ _____________________________
      and future principal advances are contemplated.

      Conditions: The conditions for future advances are _______________________
      __________________________________________________________________________
      __________________________________________________________________________

      |_| Open End Credit: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on ___________________________________.

      |X| Closed End Credit: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.

INTEREST: I agree to pay interest on the outstanding principal balance from 9-27-94 at the rate of 9.25% per year until 9-27-99.

|X| Variable Rate: This rate may then change as stated below.

      |X| Index Rate: The future rate will be 1.50% ABOVE the following index rate: THE PRIME RATE AS ESTABLISHED BY FIRST COMMUNITY BANK ______________
      __________________________________________________________________________

      |_| No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

      |X| Frequency and Timing: The rate on this note may change as often as DAILY

            A change in the interest rate will take effect ON THE DAY OF CHANGE

      |X| Limitations: During the term of this loan, the applicable annual interest rate will not be more than THE MAXI- % or less than 9.25%.

      Effect of Variable Rate: A change in the interest rate will have the following effect on the payments: MUM ALLOWED BY LAW

      |_| The amount of each scheduled payment will change.

      |_| The amount of the final payment will change.

      |_| ______________________________________________________________________

ACCRUAL METHOD: Interest wilt be calculated on a 365 DAY basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

      |_| on the same fixed or variable rate basis in effect before maturity (as indicated above).

      |X| at a rate equal to THE MAXIMUM ALLOWED BY LAW.

|X| LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.00% OF PAYMENT DUE

|X| ADDITIONAL CHARGES: In addition to interest, I agree to pay the following
      charges which |X| are |_| are not included in the principal amount above
      LOAN FEE 350.00     DOC STAMPS $124.25     RECORDING FEES $138.00

PAYMENTS: I agree to pay this note as follows:

|_| Interest: I agree to pay accrued interest __________________________________
      __________________________________________________________________________

|_| Principal: I agree to pay the principal ____________________________________
      __________________________________________________________________________

|X| Installments: I agree to pay this note in 60 payments. The first payment will be in the amount of $735.07 and will be due 10-27-94. A payment of $737.07 will be due ON THE 27TH DAY OF EACH MONTH thereafter. The final payment of the entire unpaid balance of principal and interest will be due 9-27-99.

PURPOSE: The purpose of this loan is WORKING CAPITAL

ADDITIONAL TERMS:

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS